                                                               February 2, 2002

 [PHOTO]


Dear Shareholder:

   The net asset value of The Zweig Fund, Inc., including an $0.18 distribution, increased 12.2% in the fourth quarter of 2001. During the same period, the S&P 500 Index gained 10.7%, including dividends.

   For the year ended December 31, 2001, The Zweig Fund's net asset value decreased 15.0%, including $0.89 in reinvested distributions. In the same period, the S&P 500 Index declined 11.9%, including dividends.

   If a shareholder had invested $10,000 (1,000 shares) at the time of the Fund's initial public offering in October 1986, these holdings, including distributions reinvested, would have appreciated to $36,024 (4,560 shares) as of December 31, 2001.

   I am glad that we made a comeback in the fourth quarter and beat the market. I'm not happy about the loss for the year and lagging the market. As I stated in our last quarterly report, I became bullish early in the year when the Fed began to cut. What kept me bullish were the Fed's aggressive cutting and the aggressively expanding money supply. Similar conditions prevailed for a total of 12 cumulative years since the Fed started in 1913. If you arbitrarily held for one year during those periods and cut off when the Fed tightened, the results were quite remarkable. The Dow Jones Industrials advanced at almost a 33% annualized rate, while the return on the remaining 75 years, when you didn't have these conditions, was a pretty lame 2.3%. That's basically why we anticipated a historically valid long-term bullish response to the Fed's policies. Despite the strong probabilities, it just didn't work this time.


                             DISTRIBUTION DECLARED
   On January 2, 2002, the Fund announced a distribution of $0.195 payable on January 10, 2002 to shareholders of record December 31, 2001. Including the fourth-quarter payout, our total distribution to shareholders for tax purposes in 2001 was $0.815, virtually all of which is treated as a tax-free return of capital and should not be reported as income. This brings our total payout since the Fund's inception to $16.925.


                                MARKET OUTLOOK
   Last year was a gloomy one for the stock market. The Dow Jones Industrials dropped 7.1%, the worst performance since 1981's 9.2% decline; the Nasdaq Composite fell 21% following the previous year's drop of 39.3%, and the S&P 500 Index was off 10.7% after receding 9.2% in 2000.

   What happened last year was a hangover from the bursting of the speculative bubble in the technology area. That led to a steep drop in capital spending. The consumer held up reasonably well, and the Fed began to cut in January. The cuts, which numbered 11 by year-end and brought the rate down to 1.75%, actually helped the economy from getting worse. However, they weren't enough to compensate for the excess technological capacity that kept putting pressure on technology stocks. Eventually, the pressure spread to other stocks as portfolio managers sought to raise more cash. I thought the economy was beginning to turn in late summer, but the terrorist attacks came and it all became academic. That threw everything into a recession, if we hadn't been in one before.

   The economists who meet periodically now tell us that the recession started last March, but I am not convinced of that date. I believe that the recession probably began around the time of the 2000 election. Although the economy began to soften during the summer of 2000, I don't think we were in recession until late in 2000. When the Fed began to cut in early 2001, I believed the downturn had about another four to six months to go. The market generally does very well during such an interval. After the third Fed cut in March, the market did respond for a couple of months. There was a very strong rally in April-May, but it died during the summer.

   Conventional wisdom is that a recession typically lasts 11 months. If you accept that supposition and the March onset date, then we are about nine months into the recession. If the average were to hold, the economy should start turning up in a month or two. The stock market would be right on course because, as I mentioned earlier, the market tends to turn up four to six months before recessions end. Unfortunately, the average figure isn't truly significant - the recession could be much longer or much shorter.

   The last time the Fed rate was under 2% was 40 years ago. We had a low inflation rate in part of the late 1950s and the early 1960s. There were some rough patches in there - 1957, 1960 and 1962 were poor - but overall the stock market did well. Low inflation and low interest rates can be pretty bullish.

   The Fed says that it sees inflation continuing to decline, and some analysts are beginning to worry about the risk of deflation. Well, it's a danger on the radar screen. However, one of the Fed governors said recently that he didn't see any risk of deflation. Slight deflation, say minus 1/2% or 1%, is not the worst thing. If it gets out of hand, it means the economy is in gridlock. We saw that happen in the 1930s. I doubt that we will see anything like that. If we were to see even a small amount of outright deflation, it would indicate a weak economy. At this stage, I would almost prefer a slight uptick in inflation or at least a leveling out. What we really need for this stock market is an economic upturn. If that were to happen, I don't think we would see any deflation, but it's not a sure thing.

   Some economists say that interest rates currently are as low as they'll go and that a historic turning point is at hand. Actually, I'm ambivalent on interest rates. I hope that rates are near their lows. If rates start to go up
- assuming they just rise slowly - it would probably indicate that the economy has improved somewhat. I think that would help the market. If rates go up 1/2% or something like that over the next six to nine months, it's not a big deal. It would probably be more positive than negative. I would hate to see the Fed cut another three or four times with rates approaching zero. That would be a bad economic indicator.

   Earnings, forecast as down 16.7% last year following a drop of 16.2% in 2000, are the worst for any year since World War II. These negative earnings, which are a reflection of the recession, could hurt the market. Compounding the poor earnings are lots of write-offs. In times like these, companies tend to write off everything -- including the kitchen sink - because it is a good opportunity to do so. Consequently, I don't know what the actual earnings were, but I know they were not good. I also know that earnings tend to do very well coming out of a recession.

   The S&P currently trades at about 30 times estimated earnings. That's not a reasonable figure - it's too high. And, my major concern right now is the level of valuations in the market. A lot has to do with the big cap technology stocks that are selling at very high multiples. Technology, which had been perhaps 35% of the S&P at one time, is a lot less now. It's closer to the 20% level. It means that these big cap stocks have an inordinate impact not only on the market cap of the S&P but also on the earnings. If they are high multiples, it pushes up the P/E ratio for the market.

   If you look at non-tech stocks or the smaller cap stocks within the S&P 500, the P/E ratios are nowhere near as high. Nevertheless, they still don't appear cheap to me. The stock market has been down two consecutive years. Consequently, it has discounted some of the bad news. Perhaps the rally we have had for a few months demonstrates some discounting of an upward turn of the economy.

   Reflecting the state of the economy, dividends in the S&P fell 3.3% last year, the biggest drop since 4.1% in 1951. Companies, trying to conserve cash, have been reluctant to pay dividends in recent years. Also, many companies have been trying to buy back their stocks to strengthen their share prices. Dividend yields are small and, in most cases, don't offer much support to the level of stock prices. The low dividends by themselves don't worry me much - it's just that we need earnings. With the P/E ratios still high, I'm afraid there is a caution light on because of the valuations. But, this has been the case for the past five years or so.

   A favorable market development is the fact that just 111 companies, raising a total of $37 billion in equity, came public last year against 386 companies raising an aggregate $60 billion in 2000. Inordinate numbers of IPOs, which we saw in the boiling markets of a couple of years ago, suck money out of the market. This is an indicator that we monitor very closely. It is actually bullish when IPOs slacken and companies buy back their own stock for cash. We had a terrible supply and demand picture in early 2000, with huge numbers of IPOs, much smaller numbers of buybacks, and heavy insider selling of stock. This situation has turned around somewhat, and those numbers recently are okay.

   Another positive indicator for the market is that last year was the first since 1996 that there were fewer than 10,000 mergers. Companies don't have their inflated stock to take over other companies. With people trying to conserve cash, it's harder to make deals for cash. It's probably like the situation with IPOs. It is not a good sign when merger activity gets too heavy. When it cools off, it is probably a better signal for stocks.

   More significantly, broad money supply after adjusting for inflation, is expanding by about 10.5%, the highest year-to-year rate in almost 28 years. That's definitely bullish. After the attacks in September, the Fed pumped money into the system in a major, major way to help keep the economy from collapsing. That money is out there circulating, and it has to go somewhere. There really are only three main outlets. It can go into financial assets like stocks or bonds; it can go into tangible assets like real estate; or it can go into the general economy to stimulate business. So far some of it has gone into stocks, while the real estate picture has been mixed. Some residential areas have held up nicely, but commercial real estate, not surprisingly during a recession, has not done as well. Hopefully, a good portion will go into the real economy. Consumers will be spending more, and companies will start to rebuild inventories.

   So far, the inventory picture is encouraging. Product inventories fell sharply in the fourth quarter. On an annual rate, the decline is estimated at between $100 billion and $120 billion. That's a pattern you see late in recessions as inventories get worked off. A major cause of recessions is the excessive buildup of inventories. Goods are stuck on shelves, and manufacturers and retailers have trouble selling their stocks. Typically they cut prices. We have been going through this process for a few quarters. As the inventory overhang diminishes, we get closer to the time when manufacturing goes into higher gear. Inventories are now down to levels similar to those at a late stage of previous recessions. So I hope we are near the end of this one.

   Looking at the broad economic picture, the fact that the government is facing deficits instead of surpluses is a market positive. People have a hard time grasping that government surpluses have been negative for the stock market. But, we saw it clearly in 2000 and 2001 when we had surpluses and the market went down. The problem is that a government surplus puts a drain on the economy by taking money away from people who tend to spend it. I am not suggesting that the government run a perennial deficit. But, in the Keynesian way, I think it is judicious for the federal government to run a moderate deficit during a recessionary period to help stimulate the economy. Then, as the economy recovers and tax receipts go up, you can go back to a surplus and pay down some debt. You don't want the deficit to get too big because it then builds up inflationary pressures. So I think a little bit of a deficit right now is actually a good thing.

   Summing up, I think there are more stock market positives than negatives. The Fed's monetary policy is pretty bullish. Interest rates are low, and inflation is low. The money supply is expanding. There has been a fair amount of pessimism around as a lot of holders have sold out. Now we have regained some optimism on the rally since September. However, we saw a big shakeout in mutual fund redemptions and a big drop in margin debt. All that is pretty good. Looking ahead, I see potential problems with valuations. As I mentioned before, I don't think the market is cheap. The big question is the direction of the economy. At this point, I think the economy must improve to help the market. Since there is more positive than negative evidence on the economy at this moment, I think the odds favor an upturn, but there is no guarantee. My best guess is that we are slowly moving out of recession, but it's not a 100% shot.

   My monetary indicators are reasonably bullish, and my sentiment indicators are still positive. Although the valuation situation is not so hot, we're bullish overall. We did cut back a few percentage points and are now in the low 90% range in our investment exposure, which for us is a lot. I want to hold at least a small amount of cash, and we'll see where we go from here.


                             PORTFOLIO COMPOSITION
   As of December 31, 2001, our leading industry groups included technology, health care, financial services, retailing, oil and oil services, and telecommunications. All of these groups appeared on our September 30, 2001 listing. Technology exposure increased slightly during the quarter because of the group's good performance. We cut back slightly on our holdings of financial services and telecommunications and added slightly to our retailing stocks.

   Some of our largest individual holdings include Microsoft, Pfizer, Citigroup, General Electric, Wal-Mart, Tyco, IBM, Johnson & Johnson, Home Depot, and Bank of America.

   In the above grouping, we increased our exposure for IBM, Home Depot, and Bank of America, and all three also benefited from appreciation during the quarter. Among the top holdings listed in our previous report, we have trimmed our positions in SBC Communications, Verizon, and Eli Lilly, but all three remain in our portfolio.
              Sincerely,
              /s/ Martin E. Zweig, Ph.D.
              Chairman
                  /s/(less than)/TC  Martin E. Zweig, Ph.D.
              Martin E. Zweig, Ph.D.
              Chairman

                             THE ZWEIG FUND, INC.

                            SCHEDULE OF INVESTMENTS

                               December 31, 2001

                                                Number of
                                                 Shares        Value
                                                ---------   -----------
         COMMON STOCKS                  93.10%.
         AEROSPACE & AIR TRANSPORT       0.90%.
            United Technologies Corp...........   68,100    $ 4,401,303
                                                            -----------
         BUILDING & FOREST PRODUCTS      1.27%.
            International Paper Co.............   85,300      3,441,855
            Weyerhaeuser Co....................   51,000      2,758,080
                                                            -----------
                                                              6,199,935
                                                            -----------
         CHEMICALS                       0.82%.
            Dow Chemical Co....................  119,100      4,023,198
                                                            -----------
         COMMERCIAL SERVICES             0.62%.
            Omnicom Group, Inc.................   33,900      3,028,965
                                                            -----------
         CONSUMER PRODUCTS               3.62%.
            Anheuser-Busch Cos., Inc...........   68,000      3,074,280
            Avon Products, Inc.................   34,000      1,581,000
            Kimberly-Clark Corp................   68,000      4,066,400
            PepsiCo, Inc.......................  102,200      4,976,118
            Procter & Gamble Co................   51,000      4,035,630
                                                            -----------
                                                             17,733,428
                                                            -----------
         ELECTRONICS -- ELECTRICAL       3.70%.
            Celestica, Inc.....................   34,000(a)   1,373,260
            Emerson Electric Co................   51,000      2,912,100
            Flextronics International Ltd......   34,000(a)     815,660
            General Electric Co................  324,700     13,013,976
                                                            -----------
                                                             18,114,996
                                                            -----------
         ENGINEERING & MACHINERY         0.66%.
            SPX Corp...........................   23,600      3,230,840
                                                            -----------
         FINANCIAL SERVICES             15.66%.
            American International Group, Inc..  102,100      8,106,740
            Bank of America Corp...............  153,300      9,650,235
            Capital One Financial Corp.........   51,000      2,751,450
            Citigroup, Inc.....................  276,000     13,932,480
            Fannie Mae.........................   85,100      6,765,450
            Freddie Mac........................  119,500      7,815,300
            H & R Block, Inc...................  102,000      4,559,400
            Lehman Brothers Holdings, Inc......   78,200      5,223,760

                       See notes to financial statements

                                                   Number of
                                                    Shares        Value
                                                   ---------   -----------
     FINANCIAL SERVICES (CONTINUED)
        MBNA Corp.................................   51,000    $ 1,795,200
        Merrill Lynch & Co., Inc..................   51,000      2,658,120
        MetLife, Inc..............................   68,000      2,154,240
        Morgan Stanley Dean Witter & Co...........   78,100      4,368,914
        SouthTrust Corp...........................   67,800      1,672,626
        Washington Mutual, Inc....................   68,050      2,225,235
        Wells Fargo & Co..........................   68,000      2,954,600
                                                               -----------
                                                                76,633,750
                                                               -----------
     HEALTH CARE                           16.13%.
        American Home Products Corp...............   78,200      4,798,352
        AmerisourceBergen Corp....................   40,800      2,592,840
        Amgen, Inc................................   68,000(a)   3,837,920
        Baxter International, Inc.................   68,000      3,646,840
        Biomet, Inc...............................   68,000      2,101,200
        Bristol-Myers Squibb Co...................   51,100      2,606,100
        Cardinal Health, Inc......................   33,900      2,191,974
        Eli Lilly & Co............................   68,000      5,340,720
        Guidant Corp..............................   98,600(a)   4,910,280
        Johnson & Johnson.........................  178,200     10,531,620
        King Pharmaceuticals, Inc.................   51,000(a)   2,148,630
        MedImmune, Inc............................   64,700(a)   2,998,845
        Pfizer, Inc...............................  357,800     14,258,330
        Pharmacia Corp............................   68,000      2,900,200
        St. Jude Medical, Inc.....................   51,000      3,960,150
        Tenet Healthcare Corp.....................   81,900(a)   4,809,168
        UnitedHealth Group, Inc...................   74,800      5,293,596
                                                               -----------
                                                                78,926,765
                                                               -----------
     HOTELS                                 0.42%.
        Starwood Hotels & Resorts Worldwide, Inc..   68,000      2,029,800
                                                               -----------
     INVESTMENT COMPANIES                   2.21%.
        Nasdaq-100 Index..........................  278,000     10,816,980
                                                               -----------
     MANUFACTURING                          3.66%.
        Caterpillar, Inc..........................   68,000      3,553,000
        Honeywell International, Inc..............   68,000      2,299,760
        Tyco International Ltd....................  204,600     12,050,940
                                                               -----------
                                                                17,903,700
                                                               -----------
     MEDIA                                  3.21%.
        Comcast Corp., Class A....................  103,300(a)   3,718,800
        Gannett Co., Inc..........................   34,000      2,285,820
        Gemstar -- TV Guide International, Inc....   68,800(a)   1,905,760

                       See notes to financial statements

                                             Number of
                                              Shares        Value
                                             ---------   -----------
           MEDIA (CONTINUED)
              McGraw-Hill Cos., Inc.........   67,700    $ 4,128,346
              New York Times Co., Class A...   85,300      3,689,225
                                                         -----------
                                                          15,727,951
                                                         -----------
           METALS                     0.62%.
              Alcoa, Inc....................   85,100      3,025,305
                                                         -----------
           OIL & OIL SERVICES         5.58%.
              Anadarko Petroleum Corp.......   51,000      2,899,350
              ChevronTexaco Corp............   50,800      4,552,188
              El Paso Corp..................   68,000      3,033,480
              Exxon Mobil Corp..............  170,400      6,696,720
              Occidental Petroleum Corp.....   68,000      1,804,040
              Royal Dutch Petroleum Co......   68,000      3,333,360
              Talisman Energy, Inc..........   51,000      1,930,350
              USX-Marathon Group............  102,400      3,072,000
                                                         -----------
                                                          27,321,488
                                                         -----------
           RAILROADS                  0.40%.
              Union Pacific Corp............   34,000      1,938,000
                                                         -----------
           RESTAURANTS                0.61%.
              McDonald's Corp...............   68,000      1,799,960
              Wendy's International, Inc....   40,800      1,190,136
                                                         -----------
                                                           2,990,096
                                                         -----------
           RETAILING                  8.27%.
              Home Depot, Inc...............  190,600      9,722,506
              Kroger Co.....................   68,000      1,419,160
              Lowe's Cos., Inc..............  135,900      6,307,119
              Sears, Roebuck & Co...........  102,000      4,859,280
              Staples, Inc..................   68,000(a)   1,271,600
              Target Corp...................  102,000      4,187,100
              Wal-Mart Stores, Inc..........  220,300     12,678,265
                                                         -----------
                                                          40,445,030
                                                         -----------
           TECHNOLOGY                17.56%.
              AOL Time Warner, Inc..........  170,100(a)   5,460,210
              Applied Materials, Inc........   59,700(a)   2,393,970
              Cisco Systems, Inc............  290,500(a)   5,260,955
              Citrix System, Inc............   68,000(a)   1,540,880
              Corning, Inc..................   35,000        312,200
              Cypress Semiconductor Corp....   70,000(a)   1,395,100
              Dell Computer Corp............  204,900(a)   5,569,182
              Electronic Data Systems Corp..   68,100      4,668,255

                       See notes to financial statements

                                                 Number of
                                                  Shares        Value
                                                 ---------   ------------
       TECHNOLOGY (CONTINUED)
          EMC Corp..............................  115,000    $  1,545,600
          First Data Corp.......................   68,300       5,358,135
          Intel Corp............................  273,500       8,601,575
          International Business Machines Corp..   88,400      10,692,864
          JDS Uniphase Corp.....................   35,000(a)      303,800
          Lucent Technologies, Inc..............  147,200         925,888
          Microchip Technology, Inc.............   52,500(a)    2,033,850
          Microsoft Corp........................  255,500(a)   16,926,875
          Motorola, Inc.........................   67,800       1,018,356
          Network Appliance, Inc................   35,000(a)      765,450
          Oracle Corp...........................  262,300(a)    3,622,363
          QUALCOMM, Inc.........................   52,500(a)    2,651,250
          Siebel Systems, Inc...................   68,200(a)    1,908,236
          Sun Microsystems, Inc.................  210,000(a)    2,583,000
          USinternetworking, Inc................   70,050(a)       14,010
          Yahoo!, Inc...........................   21,200(a)      376,088
                                                             ------------
                                                               85,928,092
                                                             ------------
       TELECOMMUNICATIONS                 6.09%.
          ADC Telecommunications, Inc...........  122,500(a)      563,500
          Amdocs Ltd............................   68,000(a)    2,309,960
          AT&T Corp.............................  210,000       3,809,400
          AT&T Wireless Services, Inc...........  136,264(a)    1,958,114
          General Motors Corp., Class H.........  140,000       2,163,000
          Nokia Corp., ADR......................  136,400       3,345,892
          Nortel Networks Corp..................  140,000       1,050,000
          SBC Communications, Inc...............  170,100       6,662,817
          Verizon Communications, Inc...........  119,100       5,652,486
          WorldCom, Inc. -- WorldCom Group......  161,050(a)    2,267,584
                                                             ------------
                                                               29,782,753
                                                             ------------
       UTILITIES -- ELECTRIC & GAS        1.09%.
          Dominion Resources, Inc...............   44,200       2,656,420
          Duke Energy Corp......................   68,000       2,669,680
                                                             ------------
                                                                5,326,100
                                                             ------------
              Total Common Stocks
               (Cost $519,201,743)..............              455,528,475
                                                             ------------

                       See notes to financial statements

                                                 Principal
                                                  Amount        Value
                                                -----------  ------------
      SHORT-TERM INVESTMENTS             6.87%
         St. Paul Cos., 1.80%, 1/02/02........ $13,600,000   $ 13,599,320
         UBS Financial Corp., 1.80%, 1/02/02..  20,000,000     19,999,000
                                                             ------------
             Total Short-Term Investments
               (Cost $33,598,320).............                 33,598,320
                                                             ------------
             Total Investments (Cost $552,800,063) -- 99.97%  489,126,795
             Other assets less liabilities -- 0.03%..             134,515
                                                             ------------
             Net Assets -- 100%......................        $489,261,310
                                                             ============

--------
   (a) Non-income producing security

   For Federal income tax purposes, the tax basis of investments owned at December 31, 2001 was $553,960,482 and net unrealized depreciation of investments consisted of:

                   Gross unrealized appreciation. $  39,603,640
                   Gross unrealized depreciation.  (104,437,327)
                                                  -------------
                   Net unrealized depreciation... $ (64,833,687)
                                                  =============

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2001

  ASSETS
     Investments, at value (identified cost $552,800,063)...... $489,126,795
     Cash......................................................      538,188
     Dividends receivable......................................      300,417
     Prepaid expenses..........................................       18,197
                                                                ------------
        Total Assets...........................................  489,983,597
                                                                ------------
  LIABILITIES
     Accrued advisory fees (Note 4)............................      351,998
     Accrued administration fees (Note 4)......................       53,835
     Other accrued expenses....................................      316,454
                                                                ------------
        Total Liabilities......................................      722,287
                                                                ------------
  NET ASSETS                                                    $489,261,310
                                                                ============
  NET ASSET VALUE, PER SHARE
     ($489,261,310 / 61,445,846 shares outstanding -- Note 5).. $       7.96
                                                                ============
  Net Assets consist of
     Capital paid-in........................................... $580,581,989
     Accumulated net realized loss on investments..............  (27,647,411)
     Net unrealized depreciation on investments................  (63,673,268)
                                                                ------------
                                                                $489,261,310
                                                                ============

                           STATEMENT OF OPERATIONS

                    For the Year Ended December 31, 2001

Investment Income
   Income
      Interest.................................................... $    967,052
      Dividends (net of foreign withholding taxes of $11,370).....    5,098,189
                                                                   ------------
         Total Income.............................................    6,065,241
                                                                   ------------
   Expenses
      Investment advisory fees (Note 4)...........................    4,448,708
      Administrative fees (Note 4)................................      680,390
      Transfer agent fees.........................................      380,315
      Printing and postage expenses...............................      213,011
      Directors' fees and expenses (Note 4).......................       89,711
      Professional fees...........................................       82,821
      Custodian fees..............................................       68,543
      Miscellaneous...............................................      276,046
                                                                   ------------
         Total Expenses...........................................    6,239,545
                                                                   ------------
            Net Investment Loss...................................     (174,304)
                                                                   ------------
Net Realized and Unrealized Losses
   Net realized loss on investments...............................  (38,614,009)
   Increase in unrealized depreciation on investments.............  (50,005,448)
                                                                   ------------
      Net realized and unrealized loss on investments.............  (88,619,457)
                                                                   ------------
      Net decrease in net assets resulting from operations........ $(88,793,761)
                                                                   ============

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                            For the Year Ended
                                                                                December 31
                                                                       ----------------------------
                                                                           2001          2000(a)
                                                                       -------------  -------------
Increase (Decrease) in Net Assets
   Operations
       Net investment income (loss)................................... $    (174,304) $  11,287,717
       Net realized gain (loss) on investments........................   (38,614,009)    56,826,038
       Increase in unrealized depreciation of investments.............   (50,005,448)  (110,322,012)
                                                                       -------------  -------------
          Net decrease in net assets resulting from operations........   (88,793,761)   (42,208,257)
                                                                       -------------  -------------
   Dividends and distributions to shareholders from
       Net investment income..........................................      (477,795)   (11,287,717)
       Net realized short-term gains..................................    (4,254,673)    (7,752,592)
       Net realized long-term gains...................................            --    (51,919,743)
       Tax return of capital..........................................   (49,117,006)            --
                                                                       -------------  -------------
          Total dividends and distributions to shareholders...........   (53,849,474)   (70,960,052)
                                                                       -------------  -------------
   Capital share transactions
       Net asset value of shares issued to shareholders in
         reinvestment of dividends resulting in the issuance of
         common stock.................................................    11,550,317             --
                                                                       -------------  -------------
       Net increase in net assets derived from capital share
         transactions.................................................    11,550,317             --
                                                                       -------------  -------------
       Net decrease in net assets.....................................  (131,092,918)  (113,168,309)
Net Assets
   Beginning of year..................................................   620,354,228    733,522,537
                                                                       -------------  -------------
   End of year (including undistributed net investment income of
     $477,795 at December 31, 2000)................................... $ 489,261,310  $ 620,354,228
                                                                       =============  =============

--------
   (a) The dividends and distributions on the statement of changes in net assets for the year ended December 31, 2000 have been reclassified for comparative purposes.

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2001

NOTE 1 -- Organization

   The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986.

NOTE 2 -- Significant Accounting Policies

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  A. Portfolio Valuation

   Portfolio securities that are traded only on stock exchanges are valued at the last sale price. Secu- rities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures contracts traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available (of which there were none at December 31, 2001) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

  B. Security Transactions and Investment Income

   Security transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on securities purchased other than short-term securities are accreted on the constant yield method over the life of the respective securities. Prior to January 1, 2001, premium on securities was not amortized.

   With the adoption of the revised AICPA Audit and Accounting Guide, Audits of Investment Companies ("Audit Guide"), the Fund is required to amortize premium and discount on all fixed income securities, and classify gains and losses on asset-backed securities presently included in realized gains and losses, as part of interest income. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value. The adoption of this principle had no impact on the financial statements.

   Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

  C. Federal Income Tax Information

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code ("the Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

  D. Dividends and Distributions to Shareholders

   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of net operating losses, losses deferred due to wash sales and the timing of distributions. For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2001, the Fund increased undistributed net investment income by $174,304 and decreased paid in capital by $(174,304).

   As of December 31, 2001, the components of distributable earnings on a tax basis (excluding unrealized appreciation/(depreciation) which is disclosed in the schedule of investments) were as follows:

        Undistributed Ordinary Income........ $0
        Undistributed Long-term Capital Gains $0
        Capital Loss Carryovers.............. $38,468,937 expiring 2009

   Capital loss carryovers may be used to offset future capital gains. The differences between the book basis and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains and distributions for federal income tax purposes. Short-term gain distributions reported in the statement of changes in net assets are reported as ordinary income for federal tax purposes.

NOTE 3 -- Portfolio Transactions

   During the year ended December 31, 2001, purchases and sales of investments, excluding short-term investments were:

                                            Common
                                            Stocks
                                         ------------
                              Purchases. $402,392,038
                                         ============
                              Sales..... $416,283,813
                                         ============

NOTE 4 -- Investment Advisory Fees and Other Transactions with Affiliates

   a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser"), the Fund's investment adviser, and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. Phoenix/Zweig Advisers LLC is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.85% of the Fund's average daily net assets. During the year ended December 31, 2001, the Fund accrued advisory fees of $4,448,708.

   b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement with the Fund. The Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the year ended December 31, 2001, the Fund accrued administration fees of $680,390.

   c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

   d) Brokerage Commission: During the year ended December 31, 2001, the Fund paid PXP Securities Corp., a wholly-owned subsidiary of PXP, brokerage commissions of $89,430 in connection with portfolio transactions effected through them. In addition, PXP Securities Corp. charged $45,036 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

NOTE 5 -- Capital Stock and Reinvestment Plan

   At December 31, 2001, the Fund had one class of common stock, par value $.10 per share, of which 100,000,000 shares are authorized and 61,445,846 shares are outstanding.

   Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan") shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. For the year ended December 31, 2001 there were 1,310,223 shares issued pursuant to the Plan. There were no shares issued for the year ended December 31, 2000.

   On December 17, 2001, the Board of Directors declared a distribution of the greater of 2.5% of its net value on December 31, 2001 or all available net investment income plus net short and long term gains.

   On January 2, 2002, the Fund announced a distribution of $0.195 per share to shareholders of record on December 31, 2001. This distribution has an ex-dividend date of January 3, 2002 and is payable on January 10, 2002.

NOTE 6 -- Financial Highlights

   Selected data for a share outstanding throughout each year:

                                                                          Year Ended December 31
                                                            --------------------------------------------------
                                                              2001       2000      1999      1998       1997
                                                            --------   --------  --------  --------   --------
Per Share Data
Net asset value, beginning of year......................... $  10.32   $  12.20  $  12.03  $  12.63   $  11.45
                                                            --------   --------  --------  --------   --------
Income From Investment Operations
Net investment income......................................       --       0.20      0.20      0.23       0.35
Net realized and unrealized gains (losses).................    (1.47)     (0.90)     1.16      0.55       2.03
                                                            --------   --------  --------  --------   --------
Total from investment operations...........................    (1.47)     (0.70)     1.36      0.78       2.38
                                                            --------   --------  --------  --------   --------
Dividends and Distributions
Dividends from net investment income.......................    (0.01)     (0.21)    (0.19)    (0.35)     (0.31)
Distributions from net realized gains......................    (0.07)     (0.97)    (1.00)    (0.87)     (0.89)
Tax return of capital......................................    (0.81)        --        --        --         --
                                                            --------   --------  --------  --------   --------
Total dividends and distributions..........................    (0.89)     (1.18)    (1.19)    (1.22)     (1.20)
                                                            --------   --------  --------  --------   --------
Effect on net asset value as a result of rights offering*..       --         --        --     (0.16)        --
                                                            --------   --------  --------  --------   --------
   Net asset value, end of year............................ $   7.96   $  10.32  $  12.20  $  12.03   $  12.63
                                                            ========   ========  ========  ========   ========
   Market value, end of year**............................. $   7.90   $   9.81  $  10.06  $  10.81   $  13.25
                                                            ========   ========  ========  ========   ========
Total investment return***.................................   (11.27)%     9.45%     3.61%    (8.68)%    34.76%
                                                            ========   ========  ========  ========   ========
Ratios/Supplemental Data
Net assets, end of period (in thousands)................... $489,261   $620,354  $733,523  $723,521   $666,366
Ratio of expenses to average net assets....................     1.19%      1.12%     1.12%     1.12%      1.16%
Ratio of net investment income (loss) to average net assets    (0.03)%     1.74%     1.68%     1.90%      2.88%
Portfolio turnover rate....................................     80.3%     114.8%    114.9%     68.7%      93.0%

--------
     * Shares were sold at a 5% discount from the average market price.
    ** Closing Price -- New York Stock Exchange.
   *** Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to end of such periods.

                       Report of Independent Accountants

To the Board of Directors and Shareholders of The Zweig Fund, Inc.:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
New York, New York
February 13, 2002

                                FUND MANAGEMENT

   Information pertaining to the Directors and officers of the Fund is set forth below. The address of each individual, unless otherwise noted, is c/o Phoenix/Zweig Advisers LLC, 900 Third Avenue, New York, NY 10022.

                                        Number of
                            Term of    Portfolios
                           Office and    in Fund
                           Length of     Complex
Name, (Age), Address          Time      Overseen                        Principal Occupation(s)
and Position(s) with Fund    Served    by Director          During Past 5 Years and Other Directorships Held
-------------------------  ----------- ----------- ------------------------------------------------------------------

                                               DISINTERESTED DIRECTORS

Charles H. Brunie (71).... Term: Until      2      Chairman, Brunie Associates (investments) since April 2001;
Brunie Associates          2003.                   Chairman, Oppenheimer Capital (1969-2000); Chairman Emeritus,
600 Third Avenue,          Served                  Board of Trustees, Manhattan Institute (since 1990); Trustee,
17th Floor                 since:                  Milton and Rose D. Friedman Foundation for Vouchers (since
New York, NY 10016         1988.                   1999).

Director

Elliot S. Jaffe (75)...... Term: Until      2      Chairman and Chief Executive Officer of The Dress Barn, Inc.
30 Dunnigan Drive          2002.                   since 1963. Director, National Retail Federation (since 1994);
Suffern, NY 10901          Served                  Stamford Hospital Foundation (since 1997). Member, Board of
                           since:                  Overseers of The School of Arts and Sciences, University of
Director                   1988.                   Pennsylvania (since 1998); Trustee, Teachers College, Columbia
                                                   University (since 1996). Director of Citigroup Funds (since 1990).

Wendy Luscombe (50)....... Term: Until      2      Principal, WLK Associates, Inc. (investment management) (since
c/o Phoenix/Zweig Advisers 2002.                   1994). Fellow, Royal Institution of Chartered Surveyors. Member,
LLC                        Served                  Chartered Institute of Arbitrators. Director, Amadeus Vision
900 Third Avenue           since:                  Capital, plc (since 1999). Director, Endeavour Real Estate
New York, NY 10022         2001.                   Securities, Ltd. (since 2000). Director, PXRE Corp. (reinsurance)
                                                   (since 1994).
Director

Alden C. Olson (73)....... Term: Until      2      Currently retired. Chartered Financial Analyst (since 1964).
2711 Ramparte Path         2004.                   Professor of Financial Management, Investments at Michigan
Holt, MI 48842             Served                  State University (1959 to 1990).
                           since:
Director                   1996.

James B. Rogers, Jr. (59). Term: Until      2      Private investor (since 1980). Chairman, Beeland Interests (Media
352 Riverside Drive        2003.                   and Investments) (since 1980). Regular Commentator on CNBC
New York, NY 10025         Served                  (1998). Author of "Investment Biker: On the Road with Jim
                           since:                  Rogers" (1994). Visiting Professor, Columbia University (1998).
Director                   1986.                   Columnist, WORTH Magazine (since 1995). Director, Emerging
                                                   Markets Brewery Fund (since 1993). Director, Levco Series Trust
                                                   2 portfolios (since 1996).

                                           Number of
                               Term of    Portfolios
                              Office and    in Fund
                              Length of     Complex
Name, (Age), Address             Time      Overseen                       Principal Occupation(s)
and Position(s) with Fund       Served    by Director         During Past 5 Years and Other Directorships Held
-------------------------    ------------ ----------- -----------------------------------------------------------------

                                                  INTERESTED DIRECTOR

Martin E. Zweig (59)........ Term: Until       9      President, Zweig Consulting LLC (investment management)
Chairman and President       2004.                    (since 1999). President, Phoenix-Zweig Trust (since 1986) and
                             Served                   Phoenix-Euclid Funds (since 1998). Managing Director, Zweig-
                             since: 1986.             DiMenna Associates LLC (investment management) (since 1995).
                                                      President, Zweig-DiMenna International Managers, Inc., Zweig-
                                                      DiMenna Associates, Inc. and Gotham Advisors, Inc. Shareholder,
                                                      Watermark Securities, Inc. Director and President, Zweig Total
                                                      Return Advisors, Inc. and Zweig Advisors Inc. (until 1999).
                                                      Chairman, Zweig/Glaser Advisers and Euclid Advisors LLC (until
                                                      1999). Member, Under-graduate Executive board of The Wharton
                                                      School, University of Pennsylvania. Trustee, Manhattan Institute.

                                            OFFICERS WHO ARE NOT DIRECTORS

Jeffrey Lazar (42).......... Served                   Vice President, Phoenix/Zweig Advisers LLC (since 1999).
Executive Vice President and since 1988.              Director and Vice President, The Zweig Fund, Inc. (until 1999);
Treasurer                                             Vice President and Treasurer, The Zweig Advisors, Inc. (until
                                                      1999).

Christopher M. Capano (34).. Served                   Investment Professional, Phoenix/Zweig Advisers LLC (since
Vice President               since: 1996.             1994).

Nancy J. Engberg (45)....... Served                   Vice President and Counsel, Phoenix Investment Partners, Ltd.
56 Prospect Street           since: 1999.             since 1999. Counsel, Phoenix Home Life Mutual Insurance
Hartford, CT 06115                                    Company. (1994 to 1999).
Secretary

                             THE ZWEIG FUND, INC.

                               YEAR END RESULTS

                               Total Return
                               on Net Asset Net Asset    NYSE      Premium
                                  Value       Value   Share Price (Discount)
                               ------------ --------- ----------- ----------
    Year ended 12/31/2001.....    (15.0%)    $ 7.96    $ 7.9000      (0.8%)
    Year ended 12/31/2000.....     (5.1%)     10.32      9.8125      (4.9%)
    Year ended 12/31/1999.....     12.9%      12.20     10.0625     (17.5%)
    Year ended 12/31/1998.....      6.6%      12.03     10.8125     (10.1%)
    Year ended 12/31/1997.....     22.0%      12.63     13.2500       4.9%
    Year ended 12/31/1996.....     14.5%      11.45     10.8750      (5.0%)
    Year ended 12/31/1995.....     18.3%      11.06     11.2500       1.7%
    Year ended 12/31/1994.....     (2.7%)     10.33     10.3750       0.4%
    Year ended 12/31/1993.....     13.3%      11.68     13.7500      17.7%
    Year ended 12/31/1992.....      0.4%      11.36     13.0000      14.4%
    Year ended 12/31/1991.....     30.1%      12.40     13.7500      10.9%
    Year ended 12/31/1990.....      1.9%      10.48     11.0000       5.0%
    Year ended 12/31/1989.....     22.3%      11.43     12.3750       8.3%
    Year ended 12/31/1988.....     17.9%      10.35     10.3750       0.2%
    Year ended 12/31/1987.....     14.7%       9.73      9.0000      (7.5%)
    Inception 10/2/86-12/31/86     (0.4%)      9.31      9.1250      (2.0%)

--------------------------------------------------------------------------------

                                KEY INFORMATION


1-800-272-2700 Zweig Shareholder
              Relations:
              For general information and literature

1-800-272-2700 The Zweig Fund Hot Line:
              For updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Nancy J. Engberg
Secretary

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
PO Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., N.A.
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, NY 10022

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1337
                                                                 4902-ANN 12/01



[GRAPHIC] Annual Report


[LOGO] Zweig
The Zweig Fund, Inc.

December 31, 2001

[LOGO] PHOENIX INVESTMENT PARTNERS
A member of The Phoenix Companies, Inc.